Financial Highlights Comparable Sales Summary Product Category Performance Comp above company average in 9 of 14 product categories “We remain optimistic about the medium-to- long term outlook for home improvement and our ability to continue to grow market share through our Total Home strategy” – Marvin R. Ellison, Chairman & CEO Q1 2023 RESULTS -3.0% -5.4% -3.9% +8.5% -7.8% -6.9% FEB MAR APR 2023 2022 U.S. Monthly Comp Performance Comp Sales by Ticket Size Growing Appliances market share as we roll out our Market Delivery network TOOLS BUILDING MATERIALS -4.3% COMP SALES HARDWARE KITCHENS & BATH Note: Comparable sales are calculated based on comparison to weeks 2-14 in fiscal 2022 1. Adjusted Operating Margin and Adjusted Diluted EPS are non-GAAP financial measures. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures. APPLIANCES LAWN & GARDEN MILLWORK PAINT ROUGH PLUMBING We returned $2.8 BILLION to our shareholders through dividends and share repurchases 33.7% GROSS MARGIN -35 basis points $3.77 DILUTED EPS +7.4% $3.67 ADJ. DILUTED EPS1 +4.6% 7 of 15 Regions Delivered Comp Growth Above Company Average Expanding Localization in our Rural markets Drove positive Pro comp sales as we launched online quoting tools within our MVP Pro Rewards program 14.7% OPERATING MARGIN +75 basis points 14.4% ADJ. OPERATING MARGIN1 +47 basis points Q1 Total Home Strategy Updates COMP TRANSACTIONS COMP $103.61 AVERAGE TICKET ONLINE SALES GROWTH - 4.0% - 0.3% +6.2% -2.1% -2.6% -7.7% <$100 $100–$500 >$500* >$500 ticket impacted by ~500bps due to Lumber deflation Exhibit 99.2

Total Home Strategy Providing a full complement of products and services for Pros and Consumers alike, enabling a Total Home solution for every need in the home Market Share Acceleration Drive Pro penetration Accelerate online business Expand installation services Drive localization Elevate assortment

Q1 2023 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses certain non-GAAP financial measures to provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. These non-GAAP financial measures should not be considered alternatives to, or more meaningful indicators of, the Company's financial measures as prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies and may not be comparable. The Company has provided the following non-GAAP financial measures for comparing its operating performance for the three months ended May 5, 2023: adjusted operating income, adjusted operating margin, and adjusted diluted earnings per share. These measures exclude the impacts of certain items, further described below, not contemplated in Lowe's Business Outlook to assist the user in understanding operational performance for the first quarter of fiscal 2023. Fiscal 2023 Impacts During fiscal 2023, the Company recognized financial impacts from the following, not contemplated in the Company's Business Outlook for fiscal 2023: • In the first quarter of fiscal 2023, the Company recognized pre-tax income of $63 million consisting of a realized gain on the contingent consideration and estimated adjustments to the selling price associated with the fiscal 2022 sale of the Canadian retail business (Canadian retail business transaction). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Three Months Ended Adjusted Operating Income (in millions, except percentage data) May 5, 2023 Operating Income, As Reported $ 3,288 Canadian retail business transaction (63) Adjusted Operating Income $ 3,225 Operating Margin, As Reported 14.71 % Adjusted Operating Margin 14.43 % Three Months Ended May 5, 2023 Adjusted Diluted Earnings Per Share Pre-Tax Earnings Tax 1 Net Earnings Diluted Earnings Per Share, As Reported $ 3.77 Canadian retail business transaction (0.10) — (0.10) Adjusted Diluted Earnings Per Share $ 3.67 1 Represents the corresponding tax benefit or expense specifically related to the item excluded from adjusted diluted earnings per share.

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “scenario”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives (including objectives related to environmental, social, and governance matters), business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties, and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as volatility and/or lack of liquidity from time to time in U.S. and world financial markets and the consequent reduced availability and/or higher cost of borrowing to Lowe's and its customers, slower rates of growth in real disposable personal income that could affect the rate of growth in consumer spending, inflation and its impacts on discretionary spending and on our costs, shortages, and other disruptions in the labor supply, interest rate and currency fluctuations, home price appreciation or decreasing housing turnover, age of housing stock, the availability of consumer credit and of mortgage financing, trade policy changes or additional tariffs, outbreaks of pandemics, fluctuations in fuel and energy costs, inflation or deflation of commodity prices, natural disasters, armed conflicts, acts of both domestic and international terrorism, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.